                                                                Exhibit 3.9
                           [STATE OF CALIFORNIA LOGO]

                                                                          [SEAL]

                               SECRETARY OF STATE

         I, Kevin Shelley, Secretary of State of the State of California, hereby certify:

         That the attached transcript of 41 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.

                                    IN WITNESS WHEREOF, I execute this
                                       certificate and affix the Great Seal of
                                       the State of California this day of

    [SEAL]                                        SEP 30 2003

                                       -s- Kevin Shelley
                                       Secretary of State

                                      FILED
                    IN THE OFFICE OF THE SECRETARY OF STATE
                           OF THE STATE OF CALIFORNIA

                                  FEB 6 - 1946
                      FRANK M. JORDAN, Secretary of State

                            By -s- Frank M. Jordan
                               -----------------------------
                               Assistant Secretary of state
                                                                          [SEAL]

                              RESTRICTION OF RIGHT
                                TO AMEND ARTICLE

                                 Yes       No

                            ARTICLES OF INCORPORATION

                                       OF

                               GREGG IRON FOUNDRY

KNOW ALL MEN BY THESE PRESENTS:

         That we, the undersigned, all of whom are residents of the State of California, have this day voluntarily associated ourselves together for the purpose of forming a corporation under the laws of the State of California, and do Constitute ourselves a body corporate in accordance with the laws of said State;

AND WE HEREBY CERTIFY:

         First:   That the name of said corporation shall be

                               GREGG IRON FOUNDRY

         Second: That the purposes for which said corporation is formed are as follows:

         To conduct and carry on a general foundry and machine shop business and to engage in the manufacture of all kinds of iron castings and machinery and to buy iron, either manufactured or unmanufactured, and to sell the same; to buy, sell, manufacture and generally deal in goods, wares, merchandise, property and commodities of any and every class and description, and all articles used or useful in connection there-with, insofar as may be permitted by the laws of the State of California; to engage in any business, whether manufacturing or otherwise, which this corporation may deem advantageous or useful in connection with any or all of the foregoing, and to purchase, acquire, manufacture, market or prepare for market, sell and otherwise dispose of any article, commodity or

                                        1.

thing which this corporation may use in connection with its business.

         To subscribe for and/or to buy, own, hold, purchase or receive, and to sell, negotiate, guarantee, assign, deal in, exchange, transfer, mortgage, pledge, or otherwise dispose of shares of the capital stock, scrip, bonds, coupons, mortgages, debentures, debenture stock, securities, notes, acceptances, drafts and evidences of indebtedness issued or created by other corporations, joint stock companies or associations, whether public, private or municipal, or any corporate body, and while the owner thereof, to possess and to exercise in respect thereof all the rights, powers, and privileges of ownership, including the right to vote thereon.

         For the purposes of this corporation, to borrow money, either with or without security, and to issue bonds, debentures, capital stock, notes, installment notes, installment investment certificates and/or other written evidences of indebtedness and to secure the payment or such borrowed money by pledge or mortgage of the whole or any part of the property of this corporation, either real or personal, or to deposit the property and/or money of said corporation in a trust fund, to secure the repayment of said obligations and to create, pursuant thereto, a trust and to execute thereunder trust Indentures for such purpose or purposes; to issue bonus, debentures, capital stock, notes and/or other written obligations without security for their repayment.

         To secure, purchase, in any manner acquire, apply for, register, own, hold, sell or dispose of any and all copyrights, trade-marks, and other trade rights.

         To make, perform, enter into and carry out contracts of every kind for any lawful purpose, without limit as to amount,

                                        2.

with any person, firm, association or corporation.

         To make, accept, endorse, draw, discount, guarantee, execute and issue bills of exchange, drafts, warrants, promissory notes and all kinds of obligations, certificates, negotiable and transferable instruments.

         To maintain offices, to carry on its operations and business and, without restrictions or limit as to the amount of the same, to purchase, lease, or otherwise acquire, hold and own, and to mortgage, sell, convey, lease or otherwise encumber or dispose of real and personal property of every kind and description, in any of the states or territories of the United states and in the District of columbia and in all foreign countries, subject to the laws of such state, district, territory or country.

         To do any and all things which are or may be deemed by such corporation necessary or convenient to the carrying out of the purposes of this corporation to the same extent as natural persons lawfully might or could do, insofar as such acts are permitted to be done by a corporation organized under the laws of the State of California.

         To contract with, employ, hire, and remunerate any person, firm or corporation, for services rendered or to be rendered; to engage, hire, discharge, employ and compensate all persons whose services are necessary in connection with any of the business or businesses of this corporation.

         To acquire, either by purchase or otherwise, own, hold, sell, pledge, hypothecate, discount, and generally deal in, contracts for the purchase and sale of real or personal

                                        3.

property, contracts for the manufacture or creation of personal property, for the erection, construction, alteration, or repair of buildings, for the payment of money in installments or otherwise, and contracts of every other character and description; also promissory notes, drafts, bonds, and other obligations and evidences of indebtedness, whether corporate or individual, whether negotiable or non-negotiable, and whether secured or unsecured, together with any security for the same; also leases and mortgages of an interest in and liens upon real or personal property; and shares of corporate stock and other corporate securities.

         To acquire by purchase or otherwise, own, hold, sell, lease, mortgage, pledge, hypothecate, manage, operate, and generally deal in all kinds of real and personal property, or any interest therein or any kind or character ; to erect, construct, alter and repair buildings, and to do a general contracting and building business; to do a general manufacturing business; to do a general hotel and apartment house business; to acquire, own, manage, operate, improve, dispose of, and encumber manufacturing manufacturing plants and businesses and other plants and businesses of every kind.

         To engage in a general importing, exporting, buying, selling, brokering, jobbing, wholesaling, retailing and manufacturing business, with reference to all kinds of property, both real and personal.

         The foregoing statement of purposes shall be construed as a statement of purposes, objects and powers and it is hereby expressly declared by the incorporators of this corporation that the foregoing enumeration of purposes and objects

                                       4.

is not intended to limit or restrict in any manner the general powers of this corporation.

         The incorporators expressly declare that it is their intention in making this declaration of purposes to include all objects, or any object, which may lawfully be that of a corporation organized for business and profit under the laws of the State of California.

         Third:   That the county in this State where the principal office for the transaction of the business of the corporation is to be located is the County of Los Angeles.

         Fourth: This corporation is authorized to issue two (2) classes of shares of stock to be designated respectively "Preferred" and "Common"; the total number of shares which this corporation shall have authority to issue is twenty thousand (20,000) shares and the aggregate par value of all shares that are to have a par value shall be One Hundred One Thousands Dollars($101,000.00). That the number of preferred shares that are to have a par value shall be ten thousand (10,000) and the par value or each share of such class shall be Ten Dollars ($10.00) and the number of common shares that are to have a par value shall be ten thousand (10,000) and the par value of each share of such class shall be Ten Cents (10cent(s)).

         Preferences: The statement of the preference, privileges and restrictions granted to and imposed upon the holders of the respective classes of shares of this corporation is as follows:

         (a) The holders of the preferred shares shall be entitled, when and as declared by the Board of Directors, to

                                        5.

dividends out of any funds of this corporation at the time legally available for the declaration of dividends at the rate of but not exceeding ten (10%) per cent per annum of the par value of such shares for each fiscal year payable in preference and priority to any payment of any dividend on common shares for such fiscal year and payable quarterly or otherwise as the Board of Directors may from time to time determine. The right to such dividends on preferred shares shall not be cumulative and no rights shall accrue to holders of preferred shares by reason of fact that dividends on said shares are not declared in any prior years; except, however, in the event funds legally available for dividends in the amount of Twenty Thousand Dollars ($20,000.00) or more are earned in any fiscal year and the full preferred ten (10%) per cent dividend is not declared and paid for said year on the preferred stock, then any portion of said ten (lO%) per cent dividend so undeclared and unpaid shall be cumulative as of said year and paid before any dividend shall be paid upon or declared or set apart for the common stock.

         (b) In the event there shall remain any surplus legally available for the payment of dividends after the payment of the dividend upon the preferred stock during any fiscal year provided for in Paragraph (a) hereof, such Surplus over and above such reserve for contingencies as the Board of Directors shall deem necessary may be paid as dividends upon the preferred and common stock equally share and share alike,

         (c) In the event of liquidation, dissolution or winding up of this corporation, whether voluntary or involuntary, the holders of preferred shares shall be entitled to receive out of the assets of this corporation, whether such assets are

                                        6.

capital or surplus, an amount equal to one hundred (100%) per cent of the par value of such preferred shares and a further amount equal to any dividends thereon declared or accumulated under the provisions of Paragraph (a) hereof and unpaid to the date of such distribution. That subject to the foregoing the residue of the assets of this corporation shall be divided equally between the preferred and common stock share and share alike. If upon such liquidation, dissolution, winding up, sale of assets or distribution of the capital of this corporation, whether voluntary or involuntary, the assets thus distributed among the holders of preferred shares shall be insufficient to permit the payment to such shareholders of the full preferential amounts aforesaid, then the entire assets of this corporation to be distributed shall be distributed ratably among the holders of the preferred shares. Consolidation or merger of this corporation with or into any other corporation or corporations shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this clause.

         (d) Each share of preferred stock issued and outstanding on the records of the corporation on the day three (3) days prior to any meeting of the shareholders shall be entitled to two (2) votes at such meeting and each share of common stock issued and outstanding on the records of the corporation on the day three (3) days prior to any meeting of the shareholders shall be entitled to one (1) vote at such meeting.

         Fifth; The number of directors of said corporation shall be five (5), which number may be changed from time to time by an appropriate resolution of the Board of Directors except that at no time is the number of directors constituting the Board to be reduced to less than five. The names and resi-

                                       7.

dences of the directors are appointed for the first year to serve until their success are elected and qualified are as follows:

          Name                            Address
          ----                            -------
CHARLES R. GREGG             306 No. Mission Drive
                             San Gabriel, California

HERBERT W. LARSON            2109 Carlos, Alhambra, Calif.

WAYNE L. TRAVIS              1415 E. California Street
                             Pasadena, California

RAY E. HOPPING               2240 Paloma, Pasadena, Calif.

HOWARD R. REULAND            356 Pasqual, San Gabriel, Calif.

         IN WITNESS WHEREOF, we have hereunto set our hands and seals this 31 day of January, 1946.

                                                  - s - Charles R. Gregg
                                              ------------------------------
                                                  CHARLES R. GREGG

                                                  Director and Organizer

                                                  - s - Herbert W. Larson
                                              ------------------------------
                                                  HERBERT W. LARSON

                                                  Director and Organizer

                                                  - s - Wayne L. Travis
                                              ------------------------------
                                                  WAYNE L. TRAVIS

                                                  Director and Organizer

                                                  - s - Joseph Conrad
                                              ------------------------------
                                                  JOSEPH CONRAD

                                                  Organizer

                                                  - s - Ray E. Hopping
                                              ------------------------------
                                                  RAY E. HOPPING

                                                  Director and Organizer

                                                  - s - Harvey H. Weaver
                                              ------------------------------
                                                  HARVEY H. WEAVER

                                                  Organizer

                                                  - s - Paul Angst
                                              ------------------------------
                                                  PAUL ANGST

                                                  Organizer

                                                  - s - Howard R. Reulard
                                              ------------------------------
                                                  HOWARD R. REULARD

                                                  Director and Organizer

                                       8.

                                                      - s - J.J. Kneier
                                                   ----------------------------
                                                      J.J. KNEIER

                                                      Organizer

                                                      - s - Harold W. Robertson
                                                   ----------------------------
                                                      Harold W. Robertson

                                                      Organizer

STATE OF CALIFORNIA   )
                      ) SS:
COUNTY OF LOS ANGELES )

         On this 31st day of January, 1946, before the undersigned, a Notary Public in and for the said County of Los Angeles, State of California, residing therein, duly commissioned and sworn, personally appeared CHARLES R. GREGG, HERBERT W. LARSON, WAYNE L. TRAVIS, JOSEPH CONRAD, RAY E. HOPPING, HARVEY H. WEAVER, PAUL ANGST, HOWARD R. REULAND, J.J. KNEIER and HAROLD W. ROBERTSON, known to me to be the persons whose name are subscribed to the within instrument and acknowledged to me that they executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year in this certificate first above written.

                                           - s - [ILLEGIBLE]
                                           ------------------------------------
                                           Notary Public in and for the County
                                           of Los Angeles, State of California.

                                       9.

                                      FILED
                    IN THE OFFICE OF THE SECRETARY OF STATE
                           OF THE STATE OF CALIFORNIA

                                  NOV 16 1954
                      FRANK M. JORDAN, Secretary of State

                            By [ILLEGIBLE]
                               -----------------------------
                                                      DEPUTY

                           CERTIFICATE OF AMENDMENT OF
                            ARTICLES OF INCORPORATION
                                      OF
                               GREGG IRON FOUNDRY

         The undersigned, Charles H. Gregg and H. W. Larson, do hereby certify that they are, respectively, and have been at all times herein mentioned, the duly elected and acting president, and secretary of Gregg Iron Foundry, a California corporation, and further that:

         One: At a special meeting of the board of directors of said corporation duly held at its principal office for the transaction of business at El Monto, California, at 8:00 o'clock p.m., on the 26th day at October, 1954, at which meeting there was at All times present and acting a quorum of the members, of said board, the following resolutions were duly adopted:

         WHEREAS, it is deemed by the board of Directors of this corporation to be to its best interests and to the best interests of its shareholder's that its Articles of Incorporation be amended as hereinafter provided:

         NOW, THEREFORE, BE IT RESOLVED that Article Second be amended to read as follows:

         "Second: That the purposes for which said corporation is formed are as follows:

         To conduct and carry on a general foundry and machine shop business and to engage in the manufacture of all kinds of iron castings and machinery and to buy iron, either manufactured or unmanufactured, and to sell the same; to buy, sell, manufacture and generally deal in goods, wares, merchandise, property and commodities of any and every class and description, and all articles used or useful in connection therewith, insofar as may be permitted by the laws of the State of California; to engage in any business, whether manufacturing or otherwise, which this corporation may deem advantageous or useful in connection with any or all of the foregoing, and to purchase, acquire, manufacture, market or prepare for market, sell and otherwise dispose of any article, commodity or thing which this corporation may use in connection with its business.

         To subscribe for and/or to buy, own, hold, purchase or receive, and to sell, negotiate, guarantee, assign, deal in, exchange, transfer, mortgage, pledge, or otherwise dispose of shares of the capital stock, scrip, bonds, coupons, mortgages, debentures, debenture stock, securities, notes, acceptances, drafts and evidences of indebtedness issued or created by other corporation, joint stock companies or associations, whether public, private or municipal, or any corporate body, and while the owner thereof, to possess and to exercise in respect thereof all the rights, powers, and privileges of ownership, including the right to vote thereon.

         For the purposes of this corporation, to borrow money, either with or without security, and to issue bonds, debentures, capital stock, notes, installment notes, installment investment certificates and/or other written evidences of indebtedness and to secure the payment of such borrowed money by pledge or mortgage of the whole or any part of the property of this corporation, either real, or personal, or to deposit the property and/or money of said corporation in a trust fund, to secure the repayment of said obligations and to create, pursuant thereto, a trust and to execute thereunder trust debentures for such purpose or purposes; to issue bonds, debentures, capital stock, notes and/or other written obligations without security for their repayment.

         To secure, purchase, in any manner acquire, apply for, register, own, hold, sell or dispose of any and all copy-rights, trade-marks, and other trade rights.

         To make, perform, enter into and carry out contracts of every kind for any lawful purpose, without limit as to amount with any person, firm, association or corporation.

         To make, accept, endorse, draw, discount, guarantee, execute and issue bills of exchange, drafts, warrants, promissory notes and all kinds of obligations, certificates, negotiable, and transferable instruments.

         To maintain offices, to carry on its operations and business and, without restrictions or limit as to the amount of the same, to purchase, lease, or otherwise acquire, hold and own, and to mortgage, sell, convey, lease or otherwise encumber or dispose of real and personal property of every kind and description, in any of the states or territories of the United States and in the District of Columbia and in all foreign countries, subject to the laws of such state, district, territory or country.

         To do any and all things, which are or may be deemed by such corporations necessary or convenient to

                                       2.

the carrying out of the purposes of this corporation to the same extent as natural persons lawfully might or could do, insofar as such acts are permitted to be done by a corporation organized under the laws of the State of California.

         To contract with, employ, hire, and remunerate any person, firm or corporation, for services rendered or to be rendered; to engage, hire, discharge, employ and compensate all persons whose services are necessary in connection with any of the business or businesses of this corporation.

         To acquire, either by purchase or otherwise, own, hold, sell, pledge, hypothecate, discount, and generally deal in, contracts for the purchase and sale of real or personal property, contracts for the manufacture or creation of personal property, for the erection, construction, alteration, or repair of buildings, for the payment of money in installments or otherwise, and contracts of every other character and description; also promissory notes, drafts, bonds, and other obligations and evidences of indebtedness, whether corporate or individual, whether negotiable or non-negotiable, and whether secured or unsecured, together with any security for the same; also leases and mortgages of an interest in and liens upon real or personal property; and shares of corporate stock and other corporate securities.

         To acquire, either by purchase or otherwise, own, hold, sell,lease, mortgage, pledge, hypothecate, manage, operate, and generally deal in all kinds of real and personal property, or any interest therein of any kind or character; to erect, construct, alter and repair buildings, and to do a general contracting an building business; to do a general manufacturing business; to do a general hotel and apartment house business; to acquire, own, manage, operate, improve, dispose of, and encumber manufacturing plants and businesses and other plants and businesses of every kind.

         To engage in a general importing, exporting, buying, selling, brokering, jobbing, wholesaling, retailing and manufacturing business, with reference to all kinds of property, both real and personal.

         To become a partner (either general or limited or both) and to enter into agreements of partnership, with one or more other persons or corporations, for the purpose of carrying on any business whatsoever which this corporation may deem proper or convenient in connection with any of the purposes herein set forth or otherwise, or which may be calculated directly or indirectly to promote the interest of this corporation or to enhance the value of its property / or business.

         The foregoing statement of purposes shall be construed as a statement of purposes, objects and powers

                                       3.

         and it is hereby expressly decided by the incorporators of this corporation that the foregoing enumeration of purposes and objects is not intended to limit or restrict in any manner the general powers of this corporation.

                  The incorporators expressly declare that it is their intention in making this declaration of purposes to include all objects, or any object, which may lawfully be that of a corporation organized for business and profit under the laws of the State of California.

                  BE IT FURTHER RESOLVED that the Board of Directors of this corporation hereby adopts and approves said amendment of its articles of incorporation; and

                  BE IT FURTHER RESOLVED that the president or vice-president, and the secretary or an assistant secretary of this corporation be and they are hereby authorized and directed to procure the adoption and approval of the foregoing amendment by the vote or written consent of the shareholders of this corporation holding at least a majority of the voting power and thereafter to sign and verify their oaths and to file a certificate in the form and manner required by Section 3672 of the California Corporations Code and in general to do any and all things necessary to effect said amendment in accordance with said
Section 3672.

                  Two: The total number of shares of said corporation entitled to vote on or consent to the adoption of such amendment is 20,000 of which 10,000 are preferred shares entitled by the articles of incorporation to two votes per share, and 10,000 are common shares entitled to one vote per share, and 10,000 are common shares entitled to one vote per share, making a total of 30,000 votes entitled to the cast or represented by written consents thereto: that the number of shares represented by written consents thereto are as follows: 9474 preferred shares representing 18,948 votes, and 10,000 common shares representing 10,000 votes, making a total of 28,948 votes represented by said written consents. The following is a copy of the form written consent executed by the holders of said shares:

                                       4.

                  WHEREAS, at least a special meeting of [ILLEGIBLE] of Gregg Iron Foundation California corporation, [ILLEGIBLE] held at the principal office for the transaction of business of said corporation [ILLEGIBLE] the 26th day of October [ILLEGIBLE] of the members of said board was at all times present and acting, an amendment of the articles of incorporation of said corporation was adopted and approved by resolution of said board amending Article Second of said articles of Incorporation to read as follows.

                  "Second: That the purposes for which said corporation is formed are as follows:

                  To conduct and carry on a general foundry and machine shop business and to engage in the manufacture of all kinds of iron [ILLEGIBLE] and machinery and to buy iron, either manufactured or unmanufactured, and to sell the same; to buy, sell, manufacture and generally deal in goods, wares, merchandise, property and commodities of any and every class and description and all articles used or useful in connection therewith, insofar as may be permitted by the laws of the State of California; to engage in any business, whether manufacturing or otherwise, which this corporation may deem advantageous or useful in connection with any or all of the forgoing, and to purchase, acquire manufacture, market or prepare for market, sell and otherwise dispose of any article commodity or thing which this corporation may use in connection with its business.

                  To subscribe for and/or to buy, own, hold, purchase or receive and to sell, negotiate, guarantee, [ILLEGIBLE] purchase, transfer, mortgage, pledge, or otherwise [ILLEGIBLE] mortgages, debentures, debenture stock, [ILLEGIBLE] notes, acceptances, drafts and evidences of indebtedness issued or created by other corporation, joint stock companies or associations, whether public private or municipal or any corporate body, and while the owner thereof, to possess and to exercise in respect thereof all the rights, powers, and privileges of ownership, including the right to vote thereon.

                  For the purposes of this corporation, to borrow money, either with or without security, and to issue bonds, debentures, capital stock, notes, installment notes, installment investment certificates and/or other written evidences of indebtedness and to secure the payment of such borrowed money by pledge or mortgage of the whole or any part of the property of this corporation, either real or personal, or to deposit the property and/or money of said corporation in a trust fund, to secure the repayment of said obligations and to create, pursuant thereto, a trust and to execute thereunder trust indentures for such purpose or purposes; to

                                       5.

         [ILLEGIBLE]

                  To secure, purchase, in any [ILLIGIBLE] acquire, apply for, register, own, hold, sell or dispose of any and all copy-rights, trade-marks, and other trade rights.

                  To make, perform, enter into and carry out contracts of every kind for any lawful purpose, without limit as to amount with any person, firm, association or corporation.

                  To make, accept, endorse, draw, discount, guarantee, execute and issue bills of exchange, drafts, warrants, promissory notes and all kinds of obligations, certificates, negotiable and transferable instruments.

                  To maintain offices, to carry on its operations and business and, without restrictions or limit as to the amount of the same, to purchase, lease, or otherwise acquire, hold and own, and to mortgage, sell, convey, lease or otherwise [ILLEGIBLE] or dispose of real and personal property of every kind and description, in any of the states or territories of the United States and in the District of Columbia and in all foreign countries, subject to the laws of such state, district, territory or country.

                  To do any and all things which are or may be deemed by such corporations necessary or convenient to the carrying out of the purposes of this corporation to the [ILLEGIBLE] extent as natural persons lawfully might or could do, insofar as such acts are permitted to be done by a corporation organized under the laws of the State of California.

                  To contract with, employ, hire, and remunerate any person, firm or corporation, for services rendered or to be rendered; to engage, hire, discharge, employ and compensate all persons whose services are necessary in connection with any of the business or businesses of this corporation.

                  To acquire, either by purchase or otherwise, own, hold, sell, pledge, hypothecate, discount, and generally deal in, contracts for the purchase and sale of real or personal property, contracts for the manufacture or creation of personal property, for the erection, construction, alteration, or repair of buildings, for the payment of money in installments or otherwise, and contracts of every other character and description; also promissory notes, drafts, bonds, and other obligations and evidences of indebtedness, whether corporate or individual, whether negotiable or non-negotiable, and

                                       6.

         whether secured or unsecured, together with any security for the same; also leases and mortgages of an interest in and liens upon real or personal property; and shares of corporate stock and other corporate securities.

                  To acquire by purchase or otherwise, own, hold, sell, lease, mortgage, pledge, hypothecate, manage, operate, and generally deal in all kinds of real and personal property, or any interest therein of any kind or character; to erect, construct, alter and repair buildings, and to do a general contracting and building business; to do a general manufacturing business; to do a general hotel and apartment house business; to acquire, own, manage, operate, improve, dispose of, and encumber manufacturing plants and businesses and other plants and businesses of every kind.

                  To engage in a general importing, exporting, buying, selling, brokering, jobbing, wholesaling, retailing, and manufacturing business, with reference to all kinds of property, both real and personal.

                  To become a partner (either general or limited or both) and to enter into agreements of partnership, with one or more other persons or corporations, for the purpose of carrying on any business whatsoever which this corporation may deem proper or convenient in connection with any of the purposes herein set forth or otherwise, or which may be calculated directly or indirectly to promote the interest of this corporation or to enhance the value of its property or business.

                  The foregoing statement of purposes shall be considered as a statement of purposes, objects and powers and it is hereby expressly declared by the incorporators of this corporation that the foregoing enumeration of purposes and objects is not intended to limit or restrict in any manner the general powers of this corporation.

                  The incorporators expressly declare that it is their intention in making this declaration of purposes to include all objects, or any object, which may lawfully be that of a corporation organized for business and profit under the laws of the State of California.

                  NOW, THEREFORE, each of the undersigned shareholders of said corporation does hereby adopt, approve and consent to the foregoing amendment of said articles of incorporation, and does hereby consent that Article Second of said Articles of Incorporation be amended to read as herein set forth.

                  IN WITNESS WHEREOF, each of the undersigned has hereunto signed his name and, following his name, the date of

                                       7.

         [ILLEGIBLE] and the number of shares of said corporation [ILLEGIBLE] by him of record on said date entitled to vote upon amendments of said articles of incorporation or the character of the foregoing amendment.

      Name                         Date              No. of Shares
----------------              -------------     ----------------------
Charles R. Gregg              10/26/54          10,000 Common
                                                1,053 Preferred

H. W. Larson                  10/26/54          [ILLEGIBLE] Preferred

J. J. Kneier                  10/26/54          1,053 Preferred

Harvey H. Weaver              Oct. 26, 1954     1,053 Preferred

Harry E. Hopping              Oct. 26, 1954     789 Preferred

Ray E. Hopping                10/26/54          789 Preferred

Paul J. Angst                 Oct. 26, 1954     526 Preferred

H. [ILLEGIBLE] Robertson      Nov. 2, 1954      789 Preferred

Wayne L. Travis               Nov. 2, 1954      2,633 Preferred

                  IN WITNESS WHEREOF, the undersigned have executed this certificate of amendment this 8 day of November, 1954.

                                                      /s/ [ILLEGIBLE]
                                                      --------------------------
                                                              President

                                                      /s/ [ILLEGIBLE]
                                                      --------------------------
                                                              Secretary

STATE OF CALIFORNIA        )
                           ) SS.
COUNTY OF LOS ANGELES      )

                  Charles R. Gregg and H. W. Larson, being first duly sworn, each for himself deposes and says.

                  That Charles R. Gregg is, and was at all of the times mentioned in the foregoing Certificate of Amendment, the president of Gregg Iron Foundry, the California corporation therein mentioned, and
         H. W. Larson is, and was at all of said times, the secretary of said corporation; that each

                                       8.

         has read said certificate and that the statements [ILLEGIBLE] made are true of his own knowledge, and that the signatures purporting to be the signatures of said president and secretary thereto are the genuine signatures of said president and secretary, respectively.

                                                      /s/ Charles R. Gregg
                                                      --------------------------
                                                      Charles R. Gregg

                                                      /s/ H. W. Larson
                                                      --------------------------
                                                      H. W. Larson

[ILLEGIBLE]

/s/ [ILLEGIBLE]
----------------------
    [ILLEGIBLE]

        [SEAL]

                                       9.

202437                                                                  A 198606

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                               GREGG IRON FOUNDRY

                                            [SECRETARY OF STATE CALIFORNIA SEAL]

                  CHARLES R. GREGG and THOMAS C. BARRETT certify that:

                  1. They are the President and Secretary, respectively, of Gregg Iron Foundry, a California corporation.

                  2. The Board of Directors of the corporation adopted the following resolution at a meeting duly held on 15, 1978.

                           "RESOLVED, that Article First of the Articles of Incorporation is amended to read as follows:

                           FIRST: The name of said corporation shall be

                               GREGG INDUSTRIES, INC."

                  3. The total number of outstanding shares of said corporation entitled to vote on or consent to the adoption of such amendment is 15,902, of which 6,402 are preferred shares entitled by the Articles of Incorporation to two votes per share, and 9,500 are common shares entitled by the Articles of Incorporation to one vote per share, making a total of 22,304 votes entitled to be cast or represented by written consents thereto: and the number of shares represented by written consents thereto; are as follows -- 4970 preferred shares representing 9940 votes and 9000 common shares representing 9000 votes, making a total of 18,940 votes represented by said written consents.

                  4. The taking of such action by written consent of shareholders is not precluded by the Articles of Incorporation of said corporation.

                  IN WITNESS WHEREOF, the undersigned signed this Certificate of Amendment on this 16 day of December, 1978.

                                         -s- Charles R. Gregg
                                         --------------------------------------
                                         Charles R. Gregg
                                         President of Gregg Iron Foundry

                                         -s- Thomas C. Barrett
                                         --------------------------------------
                                         Thomas C. Barrett
                                         Secretary of Gregg Iron Foundry

                  Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct.

                  Executed at Los Angeles, California, on December 16, 1978.

                                               -s- Charles R. Gregg
                                         --------------------------------------
                                                   Charles R. Gregg

                                               -s- Thomas C. Barrett
                                         --------------------------------------
                                                   Thomas C. Barrett

202437                                                                   A269577

                                            [SECRETARY OF STATE CALIFORNIA SEAL]

                            CERTIFICATE OF OWNERSHIP

                  Charles R. Gregg and Thomas C. Barrett hereby certify that they are the President and Secretary, respectively, of Gregg Industries, Inc. a California corporation, and further certify that:

                  a) Gregg Industries, Inc. owns all of the outstanding shares of stock of Gregg Investments, Inc., a California corporation.

                  b) At a duly held meeting of the Board of Directors of Gregg Industries, Inc. the following resolution was approved and adopted by the unanimous action of its Board of Directors and provided for the merger of Gregg Investments, Inc., a California corporation, with and into Gregg Industries, Inc. and for the assumption by Gregg Industries, Inc. of all of the liability of Gregg Investments, Inc.:

                           Whereas, this Corporation owns all of the outstanding
                  shares of stock of Gregg Investments, Inc., a California corporation; and

                           Whereas, it is deemed advisable and in the best
                  interests of the Corporation and its shareholders that this Corporation merge with Gregg Investments, Inc. and assume all its obligations;

                           It is therefore Resolved that this Corporation merge
                  Gregg Investments, Inc. into itself and assume all its obligations in accordance with the provisions of Section 1110 of the Corporations Code of the State of California;

                           It is further Resolved that the president or any
                  vice-president and the secretary or any assistant secretary of this Corporation are hereby authorized and empowered to execute and file a certificate of ownership, as prescribed by
                  Section 1110 of the Corporations Code of the State of California, and take such further action as may be necessary and proper to implement such merger.

                  At the meeting of the Board of Directors of Gregg Industries, Inc., which was held on July 12, 1983 at the principal executive office of that corporation located at 10460 Hickson Street, El Monte, California 91734, the foregoing resolution was approved and adopted by the vote of all five directors, being the authorized and elected number of directors on the board of directors, all of whom were present and voting.

                  Dated: August 15, 1983.

                                         -s- Charles R. Gregg
                                         ---------------------------------------
                                         Charles R. Gregg, President

                                         -s- Thomas C. Barrett
                                         ---------------------------------------
                                         Thomas C. Barrett, Secretary

                  Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true of his own knowledge.

                  Executed at El Monte, California on August 15, 1983.

                                         -s- Charles R. Gregg
                                         ---------------------------------------
                                         Charles R. Gregg

                                         -s- Thomas C. Barrett
                                         ---------------------------------------
                                         Thomas C. Barrett

202437                                                                   A398743
                          CERTIFICATE OF AMENDMENT OF
                          ARTICLES OF INCORPORATION OF

                             Gregg Industries, Inc.
                            A California Corporation

                                            [SECRETARY OF STATE CALIFORNIA SEAL]

                  Robert Gregg and Tom Hough certify that:

         1. They are the president and secretary, respectively, of Gregg Industries, Inc., a California corporation.

         2. The Board of Directors of Gregg Industries, Inc., has approved the following amendment to Article Fourth of the Articles of Incorporation of the corporation, as follows:

                  Fourth; The corporation is authorized to issue only one class of shares, which shall be designated "common shares," having a total number of 2,000,000, with the aggregate par value of $200,000 and the par value of each share is $.10. On the amendment of this Article as set forth, each issued and outstanding share of preferred stock shall be exchanged for common stock at the ratio of 1 share of preferred stock for 2 shares of common stock. No distinction shall exist between the shares of the corporation or the holder's thereof.

         3. The amendment has been approved by the required vote of the shareholders in accordance with Sections 902 and 903 of the California Corporations Code. The total numbers of outstanding shares of the corporation entitled to vote on or consent to the adoption of such amendment is 10,333, of which 1,053 are preferred shares entitled by the Articles of Incorporation to two votes per share and 9,280 are common shares entitled by the Articles of Incorporation to one vote per share, making a total of 11,386 votes entitled to be cast or represented by written consents thereto; and the number of shares represented by written consents thereto are as follows: 1,053 preferred shares representing 2,106 votes and 9,280 common shares representing 9,280 votes making a total of 11,386 votes represented by said written consents.

         4. The taking of such action by written consent of the shareholders is not precluded by the Articles of Incorporation of said corporation.

DATED: JANUARY 5, 1991                                 -s- Robert Gregg
                                                       -------------------------
                                                       ROBERT GREGG, President

DATED: JANUARY 5, 1991                        -s- Tom Hough
                                              -------------------------
                                              TOM HOUGH, Secretary

                  Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct of his own knowledge and that this declaration was executed on January 5, 1991 at El Monte, California.

DATED: JANUARY 5, 1991                        -s- Robert Gregg
                                              -------------------------
                                                  ROBERT GREGG

                                              -s- Tom Hough
DATED: JANUARY 5, 1991                        -------------------------
                                                  TOM HOUGH

202437                                                                   A399671
                          CERTIFICATE OF AMENDMENT OF
                          ARTICLES OF INCORPORATION OF

                                            [SECRETARY OF STATE CALIFORNIA SEAL]

                             Gregg Industries, Inc.
                            A California Corporation

                  Robert Gregg and Tom Hough certify that:

         1. They are the president and secretary, respectively, of Gregg Industries, Inc., a California corporation.

         2. The Board of Directors of Gregg Industries, Inc., has approved the following amendment to Article Fourth of the Articles of Incorporation of the corporation, as follows:

                  Fourth: The corporation is authorized to issue only one class of shares, which shall be designated "common shares," having a total number of 2,000,000 with the aggregate par value of $200,000 and the par value of each share is $.10. On the amendment of this Article as set forth, each outstanding share is split-up, divided, and converted into 100 shares.

         3. The amendment has been approved by the required vote of the shareholders in accordance with Sections 902 and 903 of the California Corporations Code. The total numbers of outstanding shares of the corporation entitled to vote on or consent to the adoption of such amendment is 11,386, all of which are common shares entitled by the Articles of Incorporation to one vote per share, making a total of 11,386 votes entitled to be cast or represented by written consents thereto; and the number of shares represented by written consents thereto are as follows: 11,386 common shares making a total of 11,386 votes represented by said written consents.

         4. The taking of such action by written consent of the shareholders is not precluded by the Articles of Incorporation of said corporation.

DATED: JANUARY 30, 1991                       -s- Robert Gregg
                                              -------------------------
                                              ROBERT GREGG, President

DATED: JANUARY 30, 1991                       -s- Tom Hough
                                              -------------------------
                                              TOM HOUGH, Secretary

                  Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct of his own knowledge and that this declaration was executed on January 30, 1991 at El Monte, California.

DATED: JANUARY 30, 1991                       -s- Robert Gregg
                                              -------------------------
                                                    ROBERT GREGG

DATED: JANUARY 30, 1991                       -s- Tom Hough
                                              -------------------------
                                                    TOM HOUGH

0202437                                                                 A450664

                               AGREEMENT OF MERGER

                                            [SECRETARY OF STATE CALIFORNIA SEAL]

         This AGREEMENT OF MERGER, dated December 14, 1993, is made by and between GREGG INDUSTRIES, INC., a California corporation (hereinafter referred to as "Surviving Corporation"), and AUTO-CRAFT MACHINE INDUSTRIES, INC., a California corporation (hereinafter referred to as "Disappearing Corporation"), with respect to the following:

         A. Surviving Corporation is a California Corporation authorized to issue 2,000,000 shares of common stock with the aggregate paid in value of $325,869.00, of which there are outstanding as of the date hereof 931,516 shares.

         B. Disappearing Corporation is a California Corporation authorized to issue 10,000 shares of common stock of which there are outstanding as of the date hereof 1,000 shares.

         C.       The parties hereto desire to merge Disappearing
                  Corporation with and into Surviving Corporation.

         NOW, THEREFORE, based upon the mutual promises, covenants, and conditions contained herein, the parties hereto agree as follows:

         1.       Merger.

         On the Effective Date (as defined in Section 6 herein), Disappearing Corporation shall merge with and into Surviving Corporation so that the corporate existence of Surviving Corporation shall continue and the separate corporate existence of Disappearing Corporation shall cease. The corporate identity, existence, purpose, franchises, powers, rights, and immunities of Surviving Corporation shall continue unaffected and unimpaired by the merger. The corporate identity, existence, purpose, franchises, powers, rights, and immunities of Disappearing Corporation shall be merged into Surviving Corporation which shall be fully vested therewith.

         Surviving Corporation shall be subject to all of the debts and liabilities of Disappearing Corporation as if Surviving Corporation had itself incurred them and all rights of creditors and all liens upon the property of each of Surviving Corporation and Disappearing Corporation shall be preserved unimpaired, provided that such liens, if any, upon the property of Disappearing Corporation shall be limited to the property affected thereby immediately prior the Effective Date.

         2.       Articles of Incorporation and Bylaws.

         The articles of incorporation and bylaws of Surviving

Corporation, as in effect on the Effective Date, shall be and remain (until amended or repealed as provided by law) its articles of incorporation and bylaws respectively.

         3.       Directors and Officers.

         The present directors and officers of Surviving Corporation shall continue to serve as the directors and officers of the Surviving Corporation until the next annual meeting of the Board of Directors or until such time as their successors have been elected and qualified.

         4.       Effect of Merger on Outstanding Shares of Surviving
                  Corporation.

         The shares of Surviving Corporation outstanding on the Effective Date shall not be changed or converted as a result of the merger but shall remain outstanding as shares of Surviving Corporation.

         5.       Exchange of Share Certificates and Other Consideration.

         After the Effective Date, Raymond M. Fitzpatrick ("Fitzpatrick") and Robert C. Gregg ("Gregg"), shareholders of Disappearing Corporation, shall surrender their respective share certificates, duly endorsed as Surviving Corporation may require, to Surviving Corporation or its agent for cancellation. Thereupon such shareholders shall receive in exchange therefor certificates of common shares of Surviving Corporation and other consideration totalling Two Million Dollars ($2,000,000.00), or such other value as determined in an independent appraisal, as follows:

         (a)      To Fitzpatrick;

                  [i]      Cash in the amount of One Hundred
                  ninety-Five Thousand Dollars ($195,000.00) shall be delivered to Fitzpatrick on or before January 31, 1994 as partial consideration for his shares;

                  [ii] Cash in the amount of Five Thousand Dollars ($5,000.00) shall be delivered to Fitzpatrick on the Effective Date as consideration for his covenant not to compete set forth in Section 9 below;

                  [iii] Surviving Corporation stock with a value of Eight Hundred Thousand Dollars ($800,000.00), determined as of December 31, 1993 by an independent appraisal. It is anticipated that the appraisal will be completed on or about May 31, 1994 at which time the number of shares shall be determined and issued to Fitzpatrick.

                  [iv]     Fitzpatrick agrees that the stock to be
                  issued under this paragraph shall not be sold or transferred by Fitzpatrick except as follows: at the end of each twelve (12) month period after the issuance of said stock, Fitzpatrick may sell up to one-third (1/3) of the total amount of shares issued to Fitzpatrick under this Agreement, unless Fitzpatrick obtains Surviving Corporation's express written consent. Any transfer made in violation of this restriction shall be void. The stock certificate(s) shall bear a legend condition restricting the sale of stock for three (3) years, which shall be binding on the heirs and successors in interest of Fitzpatrick.

         (b) To Gregg Or Gregg And His Spouse, As Trustees Of The Robert C. Gregg And Christine L. Gregg Trust:

                  [i]      Cash in the amount of Six Hundred Thousand
                  Dollars ($600,000.00) shall be delivered to Gregg on or before January 31, 1994 as partial consideration for his shares;

                  [ii]     Surviving Corporation stock with a value of
                  Four Hundred Thousand Dollars ($400,000.00) determined as of December 31, 1933 by an independent appraisal. It is anticipated that the appraisal will be completed on or about
                           May 31, 1994 at which time the number of shares shall be determined and issued to Gregg.

         6.       Effective Date.

         Surviving Corporation and Disappearing Corporation shall each take or cause to be taken all such actions, or do or cause to be done all such things, as are necessary, proper, or advisable under the laws of the State of California to make effective the merger herein provided, subject, however, to receipt of any required approval by outstanding shares of either party in accordance with California law and subject also to completion of any necessary qualification of securities under the Corporate Securities Law of California and compliance with all other applicable laws.


         Unless this Agreement shall be terminated as herein provided, Surviving Corporation and Disappearing Corporation each agree to use its best efforts, subject to the foregoing conditions, to take or cause to be taken all actions to effectuate the merger herein provided.

         Upon compliance with applicable laws and upon receipt of any required approval of the outstanding shares of either party, a copy of this Agreement of Merger with an officer's certificate of both

Surviving Corporation and Disappearing Corporation as required by Section 1103 of the California Corporations Code shall be filed in the office of the California Secretary of State. The merger shall become effective upon such filing. The date on which the merger so becomes effective is herein called the "Effective Date."

         7.       Operation of Businesses Pending Consummation of Merger.

         Prior to the Effective Date, neither Surviving Corporation nor Disappearing Corporation shall, without the prior written approval of the other,
(a) engage in any activity or transaction other than in the ordinary course of business, except as contemplated by this Agreement, or (b) issue, sell, or subdivide any of its shares, except as contemplated by this Agreement, or (c) issue any shares, any options, warrants, or rights to purchase any shares or any securities convertible into or exchangeable for any shares, or (d) declare or pay any dividend or make any distribution on any of its shares, or (e) purchase or redeem any of its outstanding shares.

         8.       Termination or Abandonment.

         This Agreement of Merger may be terminated and the merger hereby provided for abandoned at any time prior to the Effective Date (a) by the mutual consent of the respective boards of directors of Disappearing Corporation and Surviving Corporation, or (b) if in the opinion of the board of directors of either Disappearing Corporation or Surviving Corporation, evidenced by a certified copy of resolutions of such board filed with the other party to this Agreement, the merger it impractical and undesirable by reason of the fact that demands of dissenting shareholders of either corporation, for purchase of their shares, are so great in amount as to render the merger inadvisable, or (c) occurrence of a material and adverse change in the business, properties, or financial position of the other party. In the event of termination of this Agreement as herein provided, neither Disappearing Corporation nor Surviving Corporation or their respective boards of directors or shareholders shall be liable to the other or its directors or shareholders.

         9.       Covenant Not to Compete

         (a) Covenant. Fitzpatrick agrees that he will not, directly or indirectly, own, manage, operate, join, control, or participate in the ownership, management, operation, or control of, or be employed or connected in any manner with or by, any business, except Gregg Industries, Inc., involving the manufacturing of iron, turbo-chargers, or truck parts, or under any name similar to the name of the Surviving Corporation or Disappearing Corporation or which competes in any similar business in Los Angeles, Orange, Ventura, Riverside and San Bernardino Counties for a period of three (3) years from the date hereof, unless Fitzpatrick obtains the prior written consent of Surviving Corporation.

         (b) Injunctive Relief. Fitzpatrick agrees that the remedy at law for any breach by him of any provision of this paragraph will be inadequate and that, in addition to any other remedies it may have, Surviving Corporation shall be entitled to temporary and permanent injuctive relief without the necessity of proving actual damage to Surviving Corporation.

         10.      Assumption of Lease.

         Effective as of the Effective Date, Surviving Corporation shall assume all of the obligations of the Disappearing Corporation under that certain Standard Industrial Lease - Net dated as of March 1, 1990 between Fitzpatrick and Gregg, as Lessor, and the Disappearing Corporation, as Lessee, relating to the Disappearing Corporation's facility at 11904 South Burke street, Santa Fe Springs, California 90670, for a period of one (1) year from the Effective Date or until Fitzpatrick and Gregg sell said real property, whichever is earlier. Such obligations shall include, without limitation, the obligation to pay the rental payments equivalent to the cost of debt service, taxes, insurance, and maintenance expenses, which are estimated to be approximately $7,500.00 per month. It is the understanding between Lessor and Lessee that the payment provided for herein shall meet the obligations of Lessee for payments under said Lease.

         11.      Employment.

         Surviving Corporation shall employ Fitzpatrick for a term of three (3) years at an annual salary equal to One Hundred Fifty Thousand Dollars ($150,000.00) per year, with such benefits, including insurance and a company vehicle, as is customary for other management level executives of Surviving Corporation, all as set forth in an Employment Agreement between Surviving Corporation and Fitzpatrick.

         12.      General Provisions.

         (a) Governing Law: This Agreement of Merger shall be governed by the law of the State of California.

         (b) Entire Agreement: This Agreement between the parties hereto constitutes the entire agreement of the parties hereto and supersedes any prior written or oral agreements between them concerning the subject matter contained herein.

         (c) Counterparts: This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

         (d) Further Assurances: Disappearing Corporation shall from time to time upon request by Surviving Corporation execute and deliver all such documents and instruments and take all such action as Surviving Corporation may request in order to vest or evidence the vesting in Surviving Corporation of title to and possession of

///

///
all rights, properties, assets, and business of Disappearing Corporation, or otherwise to carry out the full intent and purpose of this Agreement.

         IN WITNESS THEREOF, Disappearing Corporation and Surviving Corporation have caused this Agreement of Merger to be executed as of the day and year first written above.

                                          Surviving Corporation:
                                          GREGG INDUSTRIES INC.

                                          By: -s- ROBERT C. GREGG
                                              ------------------------------
                                              ROBERT C. GREGG, President

                                          By: -s- MARK GROUT
                                              -------------------------
                                              MARK GROUT, Secretary

                                          Disappearing Corporation:
                                          AUTO-CRAFT MACHINE INDUSTRIES INC.

                                          By: -s- RAYMOND M. FITZPATRICK
                                              --------------------------------
                                              RAYMOND M. FITZPATRICK, President

                                          By: -s- ROBERT C. GREGG
                                              ----------------------------------
                                              ROBERT C. GREGG, Secretary

         By signing below, the undersigned hereby consents to the provisions of Sections 5(a)(iv), 9 and 11 of this Agreement of Merger.

                                               -s- RAYMOND M. FITZPATRICK
                                              ----------------------------------
                                                RAYMOND M. FITZPATRICK

                        OFFICER'S CERTIFICATE OF MERGER

                                       FOR

                             GREGG INDUSTRIES, INC.

         We, the undersigned, do certify that:

         1. We are, and at all time herein mentioned, were the duly elected and qualified President and Secretary of GREGG INDUSTRIES, INC., a corporation organized and existing under the laws of the State of California.

         2. On December 14, 1993, the principal terms of the merger agreement in the form attached hereto were approved by the Board of Directors of said corporation.

         3. The total number of outstanding shares of each class of said corporation entitled to vote on the merger is:

                              931,516 Common Shares

         4. The merger agreement was entitled to be and was approved by the Board of Directors of said corporation alone under the provisions of Section 1201 of the California Corporations Code because the Shareholders of said corporation immediately prior to the merger shall own, immediately after the merger, equity securities, other than a warrant or right to subscribe or purchase equity securities, of the surviving corporation possessing more than five-sixths of the voting power of the surviving corporation, to wit: the Shareholders of said corporation immediately before the merger will immediately after the merger own 92% of the outstanding voting shares of the surviving corporation, calculated as follows:

No. of Shares Held              No. of Shares Held        Total Outstanding
Prior to Merger By              After Merger By           Shares After
Shareholders of                 Shareholders of           Merger
Corporation Prior               Corporation Prior         ------------------
to Merger                       to Merger
------------------              ------------------

     931,516                         975,960                 1,064,849

[** 975,960/1,064,349 = 92%)

         We declare under penalty of perjury that the foregoing matters stated in this certificate are true of our own knowledge.

         Executed at El Monte, California on April 30, 1994.

                                                      -s- Robert C. Gregg
                                                     --------------------------
                                                      Robert C. Gregg, President

                                                      -s- Mark Grout
                                                      --------------------------
                                                      Mark Grout, Secretary

                         OFFICER'S CERTIFICATE OF MERGER

                                      FOR

                      AUTO-CRAFT MACHINE INDUSTRIES, INC.

         We, the undersigned, do certify that:

         1. We are, and at all time herein mentioned, were the duly elected and qualified President and Secretary of AUTO-CRAFT MACHINE INDUSTRIES, INC., a corporation organized and existing under the laws of the State of California.

         2. On December 14, 1993, the principal terms of the merger agreement in the form attached hereto were approved by the corporation by a vote of a number of shares of each class which equaled or exceeded the vote required, under the General Corporation Law of California, for approval of the principal terms of the merger described in the attached agreement by the outstanding shares of each class of said corporation.

         3. The total number of outstanding shares of each class of said corporation entitled to vote on the merger was and is:

                               1000 Common Shares

         4. Each class of shares of said corporation entitled to vote on the merger agreement, the percentage vote required by each class, and the number and percentage of affirmative votes cast by each class is as follows:

              PERCENTAGE    AFFIRMATIVE      PERCENTAGE
                VOTE           VOTES            VOTE
  CLASS       REQUIRED         CAST           OBTAINED
---------    -----------    -----------      ----------
Common          100%            1000            100%

         We declare under penalty of perjury that the foregoing matters stated in this certificate are true of our own knowledge.

         Executed at El Monte, california on April 30, 1994.

                                               -s- Raymond M. Fitzpatrick
                                               --------------------------------
                                               Raymond M. Fitzpatrick, President

                                               -s- Robert C. Gregg
                                               ---------------------------------
                                               Robert C. Gregg, Secretary

                                                                          [SEAL]

                                       2